                              DEED OF TRUST NOTE

$401,750.00                                                    January 22, 1996

     FOR VALUE RECEIVED, SAUL HOLDINGS LIMITED PARTNERSHIP, a Maryland limited partnership, (the "Maker"), promises to pay to the order of CLARENDON STATION, L.P., a Virginia limited partnership, c/o Paul V. Cali, The Running Iron Ranch, 20 Hunter Creek Road, Cody, Wyoming 82414, (or at such other address and/or to the attention of such other person as the holder from time to time may designate by written notice given to the Maker), the principal sum of Four Hundred One Thousand Seven Hundred Fifty and No/Dollars ($401,750.00), together with interest commencing from the date hereof on the unpaid principal balance of this Note at the rate of eight percent (8%) per annum, upon the terms and provisions set forth herein.

     1. Payment of Interest. Interest shall be calculated on the unpaid
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principal balance hereof and shall be payable monthly.

     2. Payment of Principal. Maker shall be obligated to make four (4)
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consecutive annual principal curtailments of $100,437.50 each with the first such payment being due one (1 ) year from the date of this Note.

     3. Prepayment Privilege: Application. This Note, may be prepaid in whole or
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from time to time in part without premium or penalty. In the event of any prepayment, such prepayment shall be applied first to the payment of any fees or charges other than interest or principal then owing hereunder, and, second, to accrued but unpaid interest, and any balance remaining after such application shall be applied in reduction of principal. Any partial prepayments (to the extent applicable to principal)shall be applied against principal payments scheduled to become due in the order designated by the Maker and shall not relieve the Maker of the obligation to pay installments of principal and/or interest hereunder as and when they would otherwise fall due.

     4. Security. This Note is secured by the lien of a Deed of Trust (the "Deed
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of Trust") dated of even date herewith, from the Maker (as Grantor) and conveying to Michael V. Paulson and William L. Stauffer, Jr., as Trustees, certain improved real property located in Arlington County, Virginia, commonly known as 3016-3020 Wilson Blvd and 3021 Clarendon Blvd, as more particularly described therein (the "Property").

     5. Late Charge. In the event any payment is not received by the holder of
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this Note within fifteen (15) days from the date when the same is due, then a
"late charge" in
an amount equal to four (4%) percent of such payment shall be due and payable hereunder.

     6. Costs. The Maker hereby agrees to pay, on demand, to the holder of this
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Note all costs and expenses including, without limitation, all attorneys' fees and expenses and court costs, incurred in connection with the collection and enforcement of this Note and/or the protection or realization of the collateral secured by the lien of the Deed of Trust, whether or not suit on this Note or any foreclosure or sale action is instituted or filed under the Deed of Trust.

     7. Default. In the event the Maker shall default in the payment of any
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principal and/or interest when due under this Note and shall fail to cure such default within fifteen (15) days after written notice of such default shall have been given (in a manner provided for in the Deed of Trust) to the Maker and delivered or refused, or default in or breach of any other of its obligations, representations, covenants, warranties or agreements contained in this Note or the Deed of Trust and the Maker shall fail to cure any such default or breach within thirty (30) days after written notice thereof shall have been given to the Maker, or if there shall occur any other "Event of Default" (as defined in the Deed of Trust), then and in any such event, at the option of the holder of this Note, this Note (including the entire then outstanding principal balance hereof, all accrued and unpaid interest hereon and all other applicable unpaid fees, costs, late charge and other charges, if any) shall become immediately due and payable, and the holder of this Note thereupon shall have the right to exercise any and ail rights and/or remedies available to the holder of this Note under this Note and/or the Deed of Trust and/or applicable law. Failure on the part of the holder hereof to exercise any right or remedy hereunder or under the Deed of Trust, whether before or after the happening of a default, shall not constitute a waiver thereof, and no waiver of any past default shall constitute waiver of any future default or of any other default. No failure to accelerate the debt evidenced hereby by reason of default hereunder, or indulgence granted from time to time shall be construed to be a waiver of the right to insist upon prompt payment thereafter or shall be deemed to be a novation of this Note or a reinstatement of the debt evidenced hereby or a waiver of such right of acceleration or any other right, or be construed so as to preclude the exercise of any right which the holder of this Note may have, whether by the laws of the state governing this Note, by agreement or otherwise, and Maker hereby expressly waives the benefit of any statute, rule of law or equity which would produce a result contrary to or in conflict with the foregoing.

     8. Usury. In no event shall the amount of interest due and payable
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hereunder exceed the maximum rate of interest allowed under applicable law. In the event that any such payment exceeds such maximum lawful rate of interest, then such excess shall be credited as a prepayment of principal hereunder. Maker expressly acknowledges that the

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proceeds of this Note shall be used for business, commercial, investment or other similar purposes and no portion of this Note shall be used for personal, family or household use.

     9.  Waiver. Except as may be expressly provided otherwise under this Note,
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Maker hereby waives presentment, protest and notice of protest, demand, diligence, notice of dishonor and of nonpayment, notice of default, notice of intent to accelerate and notice of acceleration of the maturity of this Note and, to the extent permitted by applicable law, waives and renounces all rights to the benefits of any moratorium, appraisement, exemption and homestead rights or protections now provided or which may hereafter be provided by any federal or state statute against the enforcement and collection of the obligations evidenced by this Note, and any and all extensions, renewals and modifications hereof.

     10. Full Recourse. This Note is intended to be the full recourse obligation
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of the Maker.

     11. Governing Law. This Note shall be governed by and construed under the
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laws of the Commonwealth of Virginia.

     12. Time Is Of The Essence. Time is of the essence under this Note.
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     13. Modifications. This Note may not be changed orally, but only by an
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agreement in writing signed by the party against whom enforcement is sought to be enforced.

                                   MAKER:

                                   SAUL HOLDINGS LIMITED PARTNERSHIP,
                                   a Maryland limited partnership

                                   By: Saul Centers, Inc.,
                                   a Maryland corporation, Sole General Partner

                                   By: /s/ B. Francis Saul II
                                   Name:   B. Francis Saul II
                                   Title: Chairman

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

        This is to certify that this Note is secured by the lien of a Deed of Trust to Michael V. Paulson and William L. Stauffer, Jr., Trustees, on certain improved real property located in Arlington County, Virginia.


                                   Notary Public  /s/ Dawn D. Young

My commission expires: Dawn D. Young, Notary Public

                                   Montgomery County, State of Maryland

[Notarial Seal]                    My Commission Expires Feb. 3, 1999

                                   ENDORSEMENT
                                   -----------

    For Value Received, pay to the order of Central Fidelity National Bank.

                                   CLARENDON STATION, L.P.

                                   By: /s/ Paul V. Cali

                                   Paul V. Cali, General Partner

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